UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 22, 2007

CORNERSTONE CORE PROPERTIES REIT, INC

(Exact name of registrant as specified in its charter)

Maryland	333-121238	73-1721791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 400, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (949) 852-1007

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated January 22, 2007, we purchased a 180,985 square foot industrial property known as Mack Deer Valley (the “Property”), located at 21420 and 21430 North 15th Lane in Phoenix, Arizona from Mack Deer Valley Phase II, LLC, an unaffiliated party, for approximately $23.2 million, including estimated closing costs.   The purchase price of the Property was funded with net proceeds raised from our public offering and $16.4 million of borrowings under our credit agreement with HSH Nordbank AG, New York Branch.  Our Credit Agreement with HSH Nordbank AG, New York, Branch is a temporary credit facility that we will use during the offering period to facilitate our acquisitions of properties in anticipation of the receipt of offering proceeds.  The Credit Agreement permits us to borrow up to $50 million secured by real property at a LIBOR based rate plus an applicable borrowing rate that varies depending on the loan to cost ratio.  We are entitled to prepay the borrowings under the credit facility at any time without penalty.   The principal balance is due on June 30, 2008.

The Property  is comprised of two single story buildings located on approximately 11.7 acres situated in a master planned business park.  The Property is currently 100% leased at an average annual rent of $8.16 per square foot to 12 tenants whose spaces range in size from approximately 4,900 square feet to 35,800 square feet.  These tenants operate varying business, including service related businesses, warehouse storage and distribution and light assembly. A tenant operating a light manufacturing business occupies 19.8% of the property, a tenant operating a distribution and storage business occupies 17.1% of the property and a tenant operating a distribution business occupies 15.3% of the property. No other tenant occupies more than 10% of the rentable square footage of the property. This Amendment No. 1 to Current Report on Form 8-K dated January 22, 2007 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Property as described in such Current Report.

We are not aware of any material factors relating to the Property other than those discussed in our Current Report on Form 8-K dated January 22, 2007 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  The following financial statements relating to the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated January 22, 2007 and are filed herewith and incorporated herein by reference.

Mack Deer Valley

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2006 and for the Period from January 1, 2006 to September 30, 2006 (Unaudited)

Notes to Statements of Revenues and Certain Expenses

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Core Properties REIT, Inc. relating to the acquisition of the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated January 22, 2007 and are filed herewith and incorporated herein by reference.

Cornerstone Core Properties REIT, Inc

Summary of Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC

By:	/s/ SHARON C. KAISER
Sharon C. Kaiser, Chief Financial Officer

Dated: February 22, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Cornerstone Core Properties REIT, Inc

Irvine, CA

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of the property located at 21420 and 21430 North 15th Lane, Phoenix, Arizona  (the “Property”) for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Core Properties REIT, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the property located at 21420 and 21430 North 15th Lane, Phoenix, Arizona  for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

February 19, 2007

MACK DEER VALLEY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2006 and for the

Period from January 1, 2006 to September 30, 2006 (Unaudited)

	Year ended	Nine Months Ended
	December 31, 2006	September 30, 2006
		(Unaudited)
Revenues
Rental revenue	$763,224	$428,090
Tenant reimbursements	110,294	61,139
Other	1,000	—
Total revenues	874,518	489,229

Certain expenses
Property operating and maintenance	88,633	59,575
Property taxes	38,933	29,200
Insurance	32,577	24,433
Total certain expenses	160,143	113,208

Revenues in excess of certain expenses	$714,375	$376,021

See accompanying notes to statements of revenues and certain expenses.

MACK DEER VALLEY , PHOENIX,  ARIZONA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include operations of  21420 and 21430 North 15th Lane,  Phoenix , Arizona, (the “Property” or “Mack Deer Valley”) which was acquired by Cornerstone Core Properties REIT, Inc (the “Company”), from a nonaffiliated third party. The Property was acquired on January 22, 2007 for approximately $23.2 million, including estimated closing costs, and has 180,985 leasable square feet on approximately 11.7 acres of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property , exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.  The statement of revenues and certain expenses for the period from January 1, 2006 to September 30, 2006 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2006 to September 30, 2006 (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2006, are as follows:

2007	$1,455,468
2008	1,548,581
2009	1,548,405
2010	1,571,952
2011	1,260,967
2012 and thereafter	964,335
$8,349,708

The property was completed in January of 2006, with majority of tenants moving in the second half of 2006. The Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.             Commitments and Contingencies

Litigation

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations of Cornerstone Core Properties REIT, Inc (the “Company”) for  nine months ended September 30, 2006 has been prepared as if the acquisition of the Property had occurred as of the beginning of the period presented.  The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 has been prepared as if the acquisition of the Property had occurred on September 30, 2006.

Such Unaudited Pro Forma Financial Information is based in part upon  (i) the Unaudited Financial Statements of the Company as of and for the nine months ended September 30, 2006 included in the Company’s  Quarterly Report on Form 10-Q for the nine months ended September 30, 2006; and (ii) the Historical Statements of Revenues and Certain Expenses of the Property for the year ended December 31, 2006 and for the nine months ended September  30, 2006 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2006

			Proforma
	September 30,	Recent	September 30,
	2006 (A)	Acquisition (B)	2006
ASSETS
Assets:
Cash and cash equivalents	$7,896,586	$(6,000,000)	$1,896,586
Investment in real estate
Land	1,540,000	4,380,000	5,920,000
Buildings and Improvements, net	2,983,980	19,169,249	22,153,229
Identified intangible assets, net	34,306	498,363	532,669
	4,558,286	24,047,612	28,605,898
Deferred costs and deposits	2,233,321	(777,104)	1,456,217
Other assets, net	36,629	163,090	199,719
Total assets	$14,724,822	$17,433,598	$32,158,420

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Line of Credit and Notes Payable	$—	$16,400,000	$16,400,000
Accounts payable and accrued liabilities	371,090	37,000	408,090
Payable to related parties	2,061,863	162,464	2,224,327
Real Estate taxes payable	25,131	—	25,131
Tenant prepaids and security deposits	35,503	213,083	248,586
Intangible lease liability, net	7,742	621,051	628,793
Dividend Payable	68,824	—	68,824
Total liabilities	2,570,153	17,433,598	20,003,751
Minority interest	189,458	—	189,458
Stockholders’ equity:
Common stock, $.01 par value; 290,000,000 shares authorized; 2,127,587 shares issued and outstanding at September 30, 2006	2,128		2,128
Additional paid-in capital	12,978,187		12,978,187
Accumulated deficit	(1,015,104)	—	(1,015,104)
Total stockholders’ equity	11,965,211	—	11,965,211
Total liabilities, minority interest and stockholders’ equity	$14,724,822	$17,433,598	$32,158,420

(A)         Derived from the unaudited financial statements as of September 30, 2006.

(B)           Represents adjustment for the acquisition of Property. Acquisition costs, including estimated closing costs, have been allocated to land ($4,380,000), buildings ($19,169,249), in-place leases ($498,363) and to below market rent ($621,051).  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the acquisition cost is allocated to a property’s tangible (primarily land and building) and intangible (in-place leases and above or below market rent) assets at their estimated fair value.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$112,226	$584,305	$696,531
	112,226	584,305	696,531
Expenses:
Property operating and maintenance	30,537	292,358	322,895
General and administrative expenses	952,415	—	952,415
Depreciation and amortization	28,500	442,779	471,279
	1,011,452	735,137	1,746,589
Operating (loss) income	(899,226)	(150,832)	(1,050,058)

Interest income	89,250	—	89,250
Interest expense	(121,690)	(817,101)	(938,791)

Loss before minority interest	(931,666)	(967,933)	(1,899,599)
Minority interest	10,892	14,151	25,043
Net loss	$(920,774)	$(953,782)	$(1,874,556)

Loss per share - basic and diluted	$(1.76)	$(0.97)	$(1.24)

Weighted average number of common shares	522,319	985,044	1,507,363

(A)         Represents the historical results of operations of the Company for the nine months ended September 30, 2006.

(B)           Represents adjustment for the acquisition of the Property, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the property. Depreciation is based on an allocation of the acquisition cost to land ($4,380,000) and buildings ($19,169,249) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $493,363 to in-place leases, and the amortization of below market rent is based on an allocation of $621,051 to below market rent, both of which are amortized through 2016.  The amortization of above market rent decreases historical rental revenue. The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at their estimated fair value. Interest expense is calculated based on the acquisition borrowing and historical LIBOR at the time of purchase. The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.